UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2004



                           Double Eagle Petroleum Co.
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                       000-6529                 83-0214692
          --------                       --------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


            777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330


                                       N/A
                        --------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.
------------------------------------------


Exhibit
Number                Exhibit Title
------                -------------

99.1         Press release dated July 26, 2004.

Item 9. Regulation FD Disclosure.
---------------------------------

     Double Eagle Petroleum Co. intends to present and/or distribute the information attached as Exhibit 99.1 from time to time on and after July 26, 2004. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 26, 2004                    DOUBLE EAGLE PETROLEUM CO.
--------------------


                                        By: /s/ Stephen H. Hollis
                                        ----------------------------------------
                                        Stephen H. Hollis,
                                        President and Chief Executive Officer